UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 5, 2021

vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37524 (Commission File No.)	47-3916571 (IRS Employer Identification No.)

3980 Premier Drive, Suite 310 High Point, NC 27265 (Address of principal executive offices)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VTVT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 5, 2021, vTv Therapeutics Inc. (the “Company”) issued a press release to announce its financial results for the fiscal period ended March 31, 2021.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 4, 2021, the Company filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 100,000,000 shares of Class A Common Stock to 200,000,000 shares of Class A Common Stock, representing an increase of 100,000,000 shares of authorized Class A Common Stock, with a corresponding increase in the total authorized Common Stock, which includes Class A Common Stock and Class B Common Stock, from 200,000,000 to 300,000,000, and a corresponding increase in the total authorized capital stock, which includes Common Stock and preferred stock, from 250,000,000 shares to 350,000,000 shares.

The foregoing is a summary of the key changes effected by the Charter Amendment and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 3, 2021, vTv Therapeutics Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

(1)

The Company’s stockholders elected the nominees listed below to the Company’s Board of Directors, each to serve for a term to expire at the Company’s 2022 annual meeting of stockholders or until their successors are duly elected and qualified based on the following results of the voting:

Director Nominee	For	Against	Withheld	Broker Non-Votes
Robin E. Abrams	61,749,033	—	971,644	8,678,136
John A. Fry	62,054,974	—	665,703	8,678,136
Hersh Kozlov	61,742,999	—	977,679	8,678,136
Richard S. Nelson	62,256,728	—	463,950	8,678,136
Noel J. Spiegel	62,212,145	—	508,532	8,678,136
Howard L. Weiner	62,483,381	—	237,296	8,678,136

(2)	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock:
For	Against	Abstain
69,433,635	1,854,384	110,795

(3)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified based on the following results of the voting:
For	Against	Abstain
70,660,530	526,599	211,684

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
99.1	Press Release dated May 5, 2021, announcing financial results for the fiscal year ended March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Rudy C. Howard
Name:	Rudy C. Howard
Title:	Chief Financial Officer

Dated: May 5, 2021